UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2025

Portman Ridge Finance Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 3rd Floor
New York	,	New York	10022
(Address of principal executive offices)			(Zip Code)
(Registrant’s telephone number, including area code): (212) 891-2880
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On July 15, 2025, Portman Ridge Finance Corporation, a Delaware corporation (the “Company”), completed its previously announced acquisition of Logan Ridge Finance Corporation, a Maryland corporation (“LRFC”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 29, 2025, by and among the Company, LRFC, Portman Ridge Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), solely for the limited purposes set forth therein, Sierra Crest Investment Management LLC, a Delaware limited liability company and investment adviser to the Company (the “Company Adviser”), and, solely for the limited purposes set forth therein, Mount Logan Management LLC, a Delaware limited liability company and investment adviser to LRFC (the “LRFC Adviser”). Pursuant to the Merger Agreement, Merger Sub was first merged with and into LRFC, with LRFC continuing as the surviving company (the “First Merger”), and, following the effectiveness of the First Merger, LRFC was then merged with and into the Company, with the Company continuing as the surviving company (together with the First Merger, the “Mergers”).
In accordance with the terms of the Merger Agreement, at the effective time of the First Merger, each outstanding share of common stock, par value $0.01 per share, of LRFC was converted into the right to receive 1.5 shares of common stock, par value $0.01 per share, of the Company. As a result, the Company issued an aggregate of approximately 4.0 million shares of its common stock to LRFC’s former stockholders.
The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K, filed on February 4, 2025.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Fifth Supplemental Indenture for the 2026 Senior Notes
On July 15, 2025, the Company entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) by and among the Company, LRFC and U.S. Bank Trust Company, National Association (the “Trustee”), effective as of the closing of the Mergers. The Fifth Supplemental Indenture relates to the Company’s assumption of $50,000,000 million in aggregate principal amount of LRFC’s 6.00% Notes due 2026 (the “2026 Notes”).
Pursuant to the Fifth Supplemental Indenture, the Company expressly assumed the obligations of LRFC for the due and punctual payment of the principal of, and premium, if any, and interest on all the 2026 Notes, and the due and punctual performance and observance of all of the covenants and conditions of the Base Indenture, dated as of June 16, 2014, by and between LRFC and the Trustee (as may be amended, supplemented or otherwise modified from time to time, the “2026 Base Indenture”).
The foregoing description of the 2026 Notes and the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2026 Base Indenture and the Fifth Supplemental Indenture, copies of which are attached or incorporated by reference as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated into this Current Report on Form 8-K by reference.
Assignment and Assumption Agreement for the 2032 Convertible Notes
On July 15, 2025, the Company entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement”) for the benefit of the Noteholders (as defined in the 2032 Note Purchase Agreement (as defined below)). The Assignment and Assumption Agreement relates to the Company’s assumption of $2.5 million in aggregate principal amount of 6.00% 2032 Convertible Notes, due April 1, 2032 (the “2032 Notes”), and other obligations of LRFC under a note purchase agreement, dated as of April 1, 2022 (as further amended, supplemented or otherwise modified from time to time, the “2032 Note Purchase Agreement”), among LRFC and certain institutional investors specified therein.
Pursuant to the Assignment and Assumption Agreement, the Company unconditionally and expressly assumed, confirmed and agreed to perform and observe each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities of LRFC under the 2032 Note Purchase Agreement, under the 2032 Notes and under any documents, instruments or agreements executed and delivered or furnished by

LRFC in connection therewith, and to be bound by all waivers made by LRFC with respect to any matter set forth therein.
The description above is only a summary of certain of the material provisions of the Assignment and Assumption Agreement and the 2032 Note Purchase Agreement and is qualified in its entirety by reference to the text of the Assignment and Assumption Agreement and the 2032 Note Purchase Agreement, are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated into this Current Report on Form 8-K by reference.
Item 7.01.    Regulation FD Disclosure.
On July 15, 2025, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is furnished herewith as Exhibit 99.1.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(a)Financial Statements of Fund Acquired
The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in the Company’s Joint Proxy Statement/Prospectus, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.
(d)Exhibits.

Exhibit Number	Exhibit
2.1
Agreement and Plan of Merger, dated as of January 29, 2025, among Portman Ridge Finance Corporation, Logan Ridge Finance Corporation, Portman Ridge Merger Sub, Inc., Sierra Crest Investment Management LLC (for the limited purposes set forth therein) and Mount Logan Management LLC (for the limited purposes set forth therein) (incorporated by reference to Exhibit 2.1 to Portman Ridge Finance Corporation’s Current Report on Form 8-K filed on February 4, 2025).

4.1	Form of Base Indenture (incorporated by reference to Exhibit d.2 filed with Pre-Effective Amendment No. 2 to Logan Ridge Finance Corporation’s registration statement on Form N-2 on May 21, 2014).
4.2	Fifth Supplemental Indenture, dated as of July 15, 2025, by and between Logan Ridge Finance Corporation and Portman Ridge Finance Corporation (filed herewith).
10.1	Assignment and Assumption Agreement, dated as of April 1, 2022, by and between Logan Ridge Finance Corporation and Portman Ridge Finance Corporation (filed herewith).
10.2
Note Purchase Agreement, dated as of April 1, 2022, by and between Logan Ridge Finance Corporation and each of the purchasers listed in the purchaser schedule hereto (incorporated by reference to Exhibit 4.1 to Logan Ridge Finance Corporation’s Current Report on Form 8-K filed on April 6, 2022).

99.1	Press Release of Portman Ridge Finance Corporation, dated July 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTMAN RIDGE FINANCE CORPORATION

By:	/s/ Brandon Satoren
Name:	Brandon Satoren
Title:	Chief Financial Officer
Date: July 16, 2025